                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported) April 24, 2001
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                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                       0-19297                   55-0694814
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(State or other jurisdiction    (Commission File Number)      (IRS Employer of
       Incorporation)                                        Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 26406-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540) 326-9000
                                                          ----------------





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          (Former name or former address, if changed since last report)

Item 5.  Other Events

See press release attached to this report as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2001


                                     FIRST COMMUNITY BANKSHARES, INC.

                                     BY: /s/ ROBERT L. SHUMACHER,
                                        ------------------------------------
                                        ROBERT L. SHUMACHER,
                                        SENIOR VICE PRESIDENT, FINANCE

                                  EXHIBIT INDEX

  Exhibit No.                                                       Page No.

     99.1      Press Release                                           3